UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2015

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2015, we issued a press release announcing our financial results for the fourth quarter and full year ended December 31, 2014. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Our press release, included herein, makes reference to non-U.S. GAAP financial measures, which management believes are useful for investors by offering the ability to better evaluate operating performance and to better understand how management evaluates the business. These non-U.S. GAAP financial measures are not prepared in accordance with, and should not be considered in isolation of, or as an alternative to, measurements required by U.S. GAAP. Descriptions of the non-U.S. GAAP financial measures are discussed below.

We define Adjusted EBITDA as net income before net interest expense, income taxes and depreciation and accretion, including our proportionate share of net interest expense, income taxes and depreciation and accretion of joint venture investments that are accounted for under the equity method, and excluding the effect of certain other items that the Company does not consider to be indicative of its ongoing operating performance such as mark-to-market adjustments and infrequent items not related to normal or ongoing operations, such as early payment of debt and realized derivative gain or loss from refinancing transactions, and gain or loss related to acquisitions or divestitures. In calculating Adjusted EBITDA, we exclude mark-to-market adjustments to the value of our derivatives because we believe that it is useful for investors to understand, as a supplement to net income and other traditional measures of operating results, the results of our operations without regard to periodic, and sometimes material, fluctuations in the market value of such assets or liabilities.

We disclose Adjusted EBITDA, which is a non-U.S. GAAP measure, because management believes this metric assists investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that our management believes are not indicative of our core operating performance. We use Adjusted EBITDA to evaluate our operating performance. You should not consider Adjusted EBITDA as an alternative to net income (loss), determined in accordance with U.S. GAAP, or as an alternative to net cash provided by operating activities, determined in accordance with U.S. GAAP, as an indicator of our cash flows.

Adjusted EBITDA has limitations as an analytical tool. Some of these limitations are:

•	Adjusted EBITDA

•	does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	does not reflect changes in, or cash requirements for, our working capital needs;

•	does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	does not reflect our income tax expense or the cash requirement to pay our taxes; and

•	does not reflect the effect of certain mark-to-market adjustments and non-recurring items;

•	although depreciation and accretion are non-cash charges, the assets being depreciated and accreted will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with U.S. GAAP.

We define cash available for distribution as net cash provided by operating activities as adjusted by (i) adding or subtracting changes in operating assets and liabilities, (ii) subtracting net deposits into restricted cash accounts, which are required pursuant to the cash reserve requirements of financing agreements, to the extent they are paid from operating cash flows during a period, (iii) subtracting cash distributions paid to noncontrolling interests, (iv) subtracting scheduled project-level debt repayments in accordance with the related loan amortization schedule, to the extent they are paid from operating cash flows during a period, (v) subtracting non-expansionary capital expenditures, to the extent they are paid from operating cash flows during a period, (vi) adding cash distributions received from unconsolidated investments, to the extent such distributions were derived from operating cash flows and (vii) adding or subtracting other items as necessary to present the cash flows we deem representative of our core business operations.

We disclose cash available for distribution because management recognizes that it will be used as a supplemental measure by investors and analysts to evaluate our liquidity. However, cash available for distribution has limitations as an analytical tool because it excludes depreciation and accretion, does not capture the level of capital expenditures necessary to maintain the operating performance of our projects, is not reduced for principal payments on our project indebtedness except to the extent they are paid from operating cash flows during a period, and excludes the effect of certain other cash flow items, all of which could have a material effect on our financial condition and results from operations. Cash available for distribution is a non-U.S. GAAP measure and should not be considered an alternative to net income, net cash provided by (used in) operating activities or any other liquidity measure determined in accordance with U.S. GAAP, nor is it indicative of funds available to fund our cash needs. In addition, our calculation of cash available for distribution is not necessarily comparable to cash available for distribution as calculated by other companies. Investors should not rely on this measure as a substitute for any U.S. GAAP measure, including net income (loss) and net cash provided by (used in) operating activities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Pattern Energy Group Inc. on March 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2015

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Pattern Energy Group Inc. on March 2, 2015.